                                  EXHIBIT 99.1

FOR IMMEDIATE RELEASE:   CONTACT:       Robert K. Chapman
April 25, 2008                          United Bancorp, Inc.
                                        734-214-3801

                         UNITED BANCORP, INC. ANNOUNCES
                           FIRST QUARTER 2008 EARNINGS

TECUMSEH, MI - United Bancorp, Inc. (UBMI), reported net income of $1,888,100 or $.37 per share for the quarter ended March 31, 2008, compared to $1,726,000 or $.33 per share for the same quarter of 2007. Return on average shareholders' equity (ROE) for the quarter was 10.35%, compared to 9.35% for the first quarter of last year, and return on average assets (ROA) for the most recent quarter was ..94%, up from .92% for the same period last year.

Financial Performance

Net income for the quarter improved from that of one year ago, and was significantly better than the earnings achieved in the fourth quarter of 2007. For the quarter, total revenues increased by nearly 5%. United's net interest income increased by 2.5% during the most recent quarter compared to a year ago as growth in assets was offset by tightening interest spreads due to market rate shifts and continued competition for funding.

Total noninterest income for the quarter of $3.54 million reflects an improvement of 10.2% over first quarter 2007 levels, with income from loan sales and servicing providing the largest increases. The Company's residential mortgage business continued to expand as loan originations increased 45% compared with the same period in 2007. In addition, the recently formed United Structured Finance Company contributed to the Company's noninterest income during the quarter, and the Company's wealth management group continued to provide a significant contribution to revenue. Total noninterest expense increased compared to the same period last year, with a significant portion of that resulting from selective increases in staffing and higher benefit costs.

Asset Quality

The Company's provision for loan loss for the first quarter of 2008 was $660,000, down significantly from $1.5 million for the same quarter of 2007. At this level, the provision expense is also considerably below that of the fourth quarter of 2007, when the Company's provision was $5.8 million. Management continues to be concerned for economic conditions within Michigan and the market areas of its banks, but remains diligent in addressing credit issues in its loan portfolio. At March 31, 2008, the Company's allowance for loan loss was 1.84% of total loans, substantially unchanged from the end of 2007, and up from 1.51% at March 31, 2007. The Company's ratio of total nonperforming loans to total loans increased from 2.35% at December 31, 2007 to 2.48% at March 31, 2008. At the end of the current quarter, non-performing loans totaled $16.2 million, compared to $10.9 million one year earlier and $15.2 million at the end of 2007.

Financial Condition

Total consolidated assets of the Company of $797.9 million at March 31, 2008 were up 4.9% from the same period last year, and increased by $2.2 million during the most recent quarter. At the end of March, loan balances reached $655.0 million, for an increase of $10.4 million in the quarter, and loan growth was $43.1 million over the past year. Deposits at March 31, 2008 were $667.5 million, an increase of 4.9% compared with the prior year balance.

About United Bancorp, Inc.

United Bancorp, Inc. is an independent financial holding company that is the parent company for United Bank & Trust and United Bank & Trust - Washtenaw. The subsidiary banks operate seventeen banking offices in Lenawee, Washtenaw and Monroe counties, and United Bank & Trust maintains an active wealth management group that serves the Company's market area. For more information, visit the company's website at www.ubat.com.

               UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS FOLLOW.

Safe Harbor Statement

This news release may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21 B of the Securities Act of 1934, as amended, which are intended to be safe harbors created thereby. Those statements are based on management's beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy, and about the Company itself. Words such as "anticipate," "believe," "determine," "estimate," "expect," "forecast," "intend," "is likely," "plan," "project," "opinion," variations of such terms, and similar expressions are intended to identify such forward-looking statements. The presentations and discussions of the provision and allowance for loan losses presented in this report are inherently forward-looking statements in that they involve judgments and statements of belief as to the outcome of future events.

These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions that are difficult to predict with regard to timing, extent, likelihood, and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed or forecasted in such forward-looking statements. Internal and external factors that may cause such a difference include changes in economic conditions in the market area the Company conducts business which could materially impact credit quality trends, interest rates and interest rate relationships; demand for products and services; the degree of competition by traditional and non-traditional competitors; changes in banking laws and regulations; changes in tax laws; changes in prices, levies, and assessments; the impact of technological advances; governmental and regulatory policy changes; the outcomes of pending and future litigation and contingencies; trends in customer behavior and customer ability to repay loans; software failure, errors or miscalculations; and the vicissitudes of the national economy. The Company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update, amend or clarify forward-looking statements, whether as a result of new information, future events, or otherwise.

                                       ###

                      UNITED BANCORP, INC. AND SUBSIDIARIES
                     CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(Dollars in thousands except per share data)              March 31,   December 31,    March 31,
                                                            2008          2007          2007
                                                         ----------   ------------   ----------
ASSETS
Cash and demand balances in other banks                  $ 15,757.0    $ 17,996.0    $ 18,348.0
Federal funds sold                                               --      11,130.0       4,020.0
                                                         ----------   ------------   ----------
Total cash and cash equivalents                            15,757.0      29,126.0      22,368.0
Securities available for sale                              90,739.2      85,897.6      90,990.7
Loans held for sale                                         6,070.4       5,770.1       3,258.5
Portfolio loans
   Personal                                                98,293.4      98,658.5      92,574.6
   Business                                               463,181.4     451,717.5     434,484.6
   Residential mortgage                                    93,490.1      94,154.0      84,786.3
                                                         ----------   ------------   ----------
Total loans                                               654,964.9     644,530.0     611,845.5
   Less allowance for loan losses                          12,046.9      12,305.9       9,229.4
                                                         ----------   ------------   ----------
Net loans                                                 642,918.0     632,224.1     602,616.1
Premises and equipment, net                                13,211.7      13,160.3      13,358.2
Goodwill                                                    3,469.1       3,469.1       3,469.1
Bank owned life insurance                                  12,076.0      11,960.5      11,604.8
Accrued interest receivable and other assets               13,632.8      14,079.7      12,807.0
                                                         ----------   ------------   ----------
TOTAL ASSETS                                             $797,874.2    $795,687.4    $760,472.4
                                                         ==========   ============   ==========
LIABILITIES
Deposits
   Non-interest bearing                                  $ 82,595.7    $ 77,877.9    $ 81,565.3
   Interest bearing                                       584,926.7     593,659.3     554,847.3
                                                         ----------   ------------   ----------
Total deposits                                            667,522.4     671,537.2     636,412.6
Short term borrowings                                       7,500.0            --          76.6
FHLB advances outstanding                                  42,990.5      44,611.1      42,627.3
Accrued interest payable and other liabilities              5,768.5       6,572.0       6,078.7
                                                         ----------   ------------   ----------
TOTAL LIABILITIES                                         723,781.4     722,720.3     685,195.2
                                                         ----------   ------------   ----------
SHAREHOLDERS' EQUITY
Common stock and paid in capital, no par value;
   10,000,000 shares authorized; 5,084,943, 5,092,230
   and 5,242,572 shares issued and outstanding,
   respectively                                            67,732.6      67,860.0      71,029.5
Retained earnings                                           5,672.8       4,814.2       4,110.4
Accumulated other comprehensive income, net of tax            687.4         292.9         137.3
                                                         ----------   ------------   ----------
TOTAL SHAREHOLDERS' EQUITY                                 74,092.8      72,967.1      75,277.2
                                                         ----------   ------------   ----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY               $797,874.2    $795,687.4    $760,472.4
                                                         ==========   ============   ==========
Book value per share of common stock                     $    14.56    $    14.33    $    14.36

(Per share values restated to reflect 2007 stock dividend)

                      UNITED BANCORP, INC. AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

                                                  Quarter to Date
                                               ---------------------
(Dollars in thousands except per share data)   March 31,   March 31,
                                                  2008        2007
                                               ---------   ---------
INTEREST INCOME
   Interest and fees on loans                  $11,332.0   $11,153.2
   Interest on investment securities               964.0     1,074.0
   Interest on federal funds sold                  119.5       126.3
                                               ---------   ---------
      Total interest income                     12,415.5    12,353.5
INTEREST EXPENSE
   Interest on deposits                          4,407.9     4,558.0
   Interest on federal funds purchased               6.7         6.8
   Interest on FHLB advances                       523.3       496.7
                                               ---------   ---------
      Total interest expense                     4,937.9     5,061.5
                                               ---------   ---------
NET INTEREST INCOME                              7,477.6     7,292.0
Provision for loan losses                          660.0     1,508.7
                                               ---------   ---------
NET INTEREST INCOME AFTER
   PROVISION FOR LOAN LOSSES                     6,817.6     5,783.3
                                               ---------   ---------
NONINTEREST INCOME
   Service charges on deposit accounts             823.2       810.1
   Trust & Investment fee income                 1,169.2     1,214.3
   Gains (losses) on securities transactions        53.2         0.8
   Income from loan sales and servicing            608.3       376.1
   ATM, debit and credit card fee income           529.4       471.7
   Income from bank-owned life insurance           115.5       105.6
   Other income                                    239.0       230.5
                                               ---------   ---------
      Total noninterest income                   3,537.8     3,209.1
NONINTEREST EXPENSE
   Salaries and employee benefits                4,406.8     3,607.5
   Occupancy and equipment expense               1,243.7     1,220.8
   External data processing                        415.9       291.2
   Advertising and marketing                       375.1       360.9
   Other expense                                 1,360.6     1,209.3
                                               ---------   ---------
      Total noninterest expense                  7,802.1     6,689.7
                                               ---------   ---------
INCOME BEFORE FEDERAL INCOME TAX                 2,553.3     2,302.7
Federal income tax                                 665.2       576.7
                                               ---------   ---------
NET INCOME                                     $ 1,888.1   $ 1,726.0
                                               =========   =========
Basic and diluted earnings per share           $    0.37   $    0.33

(Earnings per share restated to reflect 2007 stock dividend)

                      UNITED BANCORP, INC. AND SUBSIDIARIES
                 FINANCIAL SUMMARY & SELECTED RATIOS (UNAUDITED)

                                                                  Quarter to Date
                                                 ------------------------------------------------
(Dollars in thousands except per share data)            March 31,                  Change
                                                 -----------------------   ----------------------
                                                    2008         2007        Amount    Percentage
                                                 ----------   ----------   ---------   ----------
INCOME STATEMENT SUMMARY
Interest income                                  $ 12,415.5   $ 12,353.5   $    62.0        0.5%
Interest expense                                    4,937.9      5,061.5      (123.6)      -2.4%
                                                 ----------   ----------   ---------
   Net interest income                              7,477.6      7,292.0       185.6        2.5%
Provision for loan losses                             660.0      1,508.7      (848.7)     -56.3%
Non-interest income                                 3,537.8      3,209.1       328.7       10.2%
Non-interest expense                                7,802.1      6,689.7     1,112.4       16.6%
                                                 ----------   ----------   ---------
   Income before taxes                              2,553.3      2,302.7       250.6       10.9%
Federal income tax                                    665.2        576.7        88.5       15.3%
                                                 ----------   ----------   ---------
   Net income                                    $  1,888.1   $  1,726.0   $   162.1        9.4%
                                                 ==========   ==========   =========
PERFORMANCE RATIOS
Return on average assets (annualized)                  0.94%        0.92%       0.02%       2.2%
Return on average equity (annualized)                 10.35%        9.35%       1.00%      10.7%
Net interest margin (tax equivalent)                   4.10%        4.22%     -0.12%       -2.8%
Efficiency ratio                                       69.3%        62.3%       7.05%     -11.3%
BALANCE SHEET DATA
   Period-end:
      Loans                                      $  654,965   $  611,846   $  43,119        7.0%
      Allowance for loan loss                        12,047        9,229       2,818       30.5%
      Deposits                                      667,522      636,413      31,110        4.9%
      Total assets                                  797,874      760,473      37,402        4.9%
   Average:
      Loans                                         654,940      605,872      49,068        8.1%
      Deposits                                      677,023      632,500      44,523        7.0%
      Earning assets                                768,288      709,649      58,639        8.3%
      Total assets                                  801,301      758,816      42,485        5.6%
ASSET QUALITY
   Net charge offs                               $      919   $      182   $     737      404.9%
   Non-accrual loans                                 13,253       10,629       2,625       24.7%
   Non-performing loans                              16,235       10,855       5,380       49.6%
   Nonperforming assets                              18,626       11,966       6,660       55.7%
   Loans over 90 days past due/total loans             0.46%        0.04%       0.42%    1137.9%
   Nonperforming loans/total loans                     2.48%        1.77%       0.70%      39.7%
   Allowance for loan loss/total loans                 1.84%        1.51%       0.33%      21.9%
   Allowance for loan loss/nonperforming loans         74.2%        85.0%     -10.8%      -12.7%
STOCK PERFORMANCE
   Basic and diluted earnings per share          $     0.37   $     0.33   $    0.05       14.2%
   Per-share closing price
      High                                       $    22.00   $    23.50   $   (1.50)      -6.4%
      Low                                             17.00   $    21.88       (4.88)     -22.3%
      End of period                                   18.00   $    22.05       (4.05)     -18.4%
   Shares outstanding                             5,084,943    5,242,572    (157,629)      -3.0%
   Dividends per share                           $     0.20   $     0.19   $    0.01        5.3%
   Dividend payout ratio                               53.9%        58.5%     -4.55%       -7.8%
   Price/earnings ratio (prior 12 months)             16.3x        13.7x        2.7x       19.5%
   Selling price/book value                           123.6%       153.6%     -29.9%      -19.5%
   Book value per share                          $    14.56   $    14.36   $    0.20        1.4%

All per-share data is restated to reflect 100% stock dividend in 2007

                      UNITED BANCORP, INC. AND SUBSIDIARIES
                 FINANCIAL SUMMARY & SELECTED RATIOS (UNAUDITED)

                                                                        Quarter Ended
                                               -------------------------------------------------------------------
(Dollars in thousands except per share data)    March 31,   December 31,   September 30,    June 30,     March 31,
                                                 2008           2007           2007           2007         2007
                                               ----------   ------------   -------------   ----------   ----------
INCOME STATEMENT SUMMARY
   Interest income                             $ 12,415.5     $ 13,077.9    $ 13,322.4     $ 12,880.3   $ 12,353.5
   Interest expense                               4,937.9        5,666.6       5,742.4        5,402.4      5,061.5
                                               ----------     ----------    ----------     ----------   ----------
      Net interest income                         7,477.6        7,411.3       7,580.0        7,477.9      7,292.0
   Provision for loan losses                        660.0        5,801.0         617.5          710.0      1,508.7
   Non-interest income                            3,537.8        3,566.5       3,538.2        3,338.3      3,209.1
   Non-interest expense                           7,802.1        6,612.5       7,267.0        6,990.4      6,689.7
                                               ----------     ----------    ----------     ----------   ----------
      Income (loss) before taxes                  2,553.3       (1,435.7)      3,233.7        3,115.7      2,302.7
   Federal income tax                               665.2         (685.8)        895.4          848.6        576.7
                                               ----------     ----------    ----------     ----------   ----------
      Net income (loss)                        $  1,888.1     $   (749.9)   $  2,338.3     $  2,267.2   $  1,726.0
                                               ==========     ==========    ==========     ==========   ==========
PERFORMANCE RATIOS
   Return on average assets (annualized)             0.94%        -0.37%          1.18%          1.18%        0.92%
   Return on average equity (annualized)            10.35%        -3.97%         12.32%         12.11%        9.35%
   Net interest margin (tax equivalent)              4.10%          4.06%         4.21%          4.29%        4.22%
   Efficiency ratio                                  69.3%          59.0%         64.0%          63.2%        62.3%
BALANCE SHEET DATA
   Period-end:
      Loans                                    $  654,965     $  644,530    $  648,626     $  634,056   $  611,846
      Allowance for loan loss                      12,047         12,306         7,714          7,561        9,229
      Deposits                                    667,522        671,537       658,660        656,866      636,413
      Total assets                                797,874        795,687       788,297        781,640      760,473
   Average:
      Loans                                       654,940        650,606       648,026        630,439      605,872
      Deposits                                    677,023        665,498       654,216        636,702      632,500
      Earning assets                              768,288        758,261       748,878        733,693      709,649
      Total assets                                801,301        797,472       784,135        768,165      758,816
ASSET QUALITY
   Net charge offs                             $      919     $    1,211    $      464     $    2,379   $      182
   Non-accrual loans                               13,253         13,695         7,467          7,261       10,629
   Non-performing loans                            16,235         15,150         8,999          7,514       10,855
   Nonperforming assets                            18,626         17,415        10,978          8,672       11,966
   Loans over 90 days past due/total loans           0.46%          0.22%         0.23%          0.04%        0.04%
   Nonperforming loans/total loans                   2.48%          2.35%         1.39%          1.19%        1.77%
   Allowance for loan loss/total loans               1.84%          1.89%         1.19%          1.19%        1.51%
   Allowance/nonperforming loans                     74.2%          81.2%         85.7%         100.6%        85.0%
STOCK PERFORMANCE
   Basic and diluted earnings per share        $     0.37     $    (0.15)   $     0.45     $     0.43   $     0.33
   Per-share closing price
      High                                     $    22.00     $    22.00    $    22.50     $    24.00   $    23.50
      Low                                           17.00          17.00         20.20          21.75        21.88
      End of period                                 18.00          17.00         20.75          21.75        22.05
   Shares outstanding                           5,084,943      5,092,230     5,133,444      5,216,770    5,242,572
   Dividends per share                         $     0.20     $     0.20    $     0.20     $     0.20   $     0.19
   Dividend payout ratio                             53.9%         137.9%         44.4%          46.6%        58.5%
   Price/earnings ratio (prior 12 months)           16.3x          16.1x         12.9x          13.4x        13.7x
   Selling price/book value                         123.6%         118.6%        141.1%         150.3%       153.6%
   Book value per share                        $    14.56     $    14.33    $    14.71     $    14.47   $    14.36

All per-share data is restated to reflect 100% stock dividend in 2007

                                                          8